SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) November 20, 2000

BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     	333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated November 20, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date November 20, 2000.
		Principal		  Interest		Ending Balance
Cede & Co.	$10,574,810.35	$3,150,917.58 	$ 522,049,657.23

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated November 20, 2000

Statement to Certificateholders (Page 1 of 2)

Distribution Date:						11/20/00


	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	 (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed			3.706962
	Investor Certificate Interest Shortfall Distributed		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

	Managed Amortization Period ? (Yes=1; No=0)		1
	Investors Certificate Principal Distributed		12.440953
	  Principal Distribution Amount				12.280992
	     Maximum Principal Payment				25.233080
	     Alternative Principal Payment			12.280992
	     Principal Collections less Additional Balances	12.280992
	  Investor Loss Amount Distributed to Investors		0.128936
	  Accelerated Principal Distribution Amount		0.031025
	  Credit Enhancement Draw Amount			0.00

	Total Amount Distributed to Certificateholders (P & I)	16.147915

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance			532,624,467.58
	Ending Investor Certificate Balance			522,049,657.23
	Beginning Invested Amount				541,894,730.75
	Ending Invested Amount					531,346,291.50
	Investor Certificateholder Floating Allocation Percentage     96.9202%
	Pool Factor						     0.6141761
	Liquidation Loss Amount for Liquidated Loans		113,078.49
	Unreimbursed Liquidation Loss Amount			0.00

C.	POOL INFORMATION

	Beginning Pool Balance				559,114,576.33
	Ending Pool Balance				548,562,654.44
	Servicing Fee					232,964.41

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate			6.870000%
	LIBOR Rate					6.620000%
	Maximum Rate					9.680940%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts				205
	   Trust Balances				6,447,098.00
	Delinquent 60-89 days
	    No. of Accounts				69
	   Trust Balances				1,794,872.00
	Delinquent 90+ days
	    No. of Accounts				84
	   Trust Balances				2,998,489.00
	Delinquent 9+ Months
	    No. of Accounts				0
	   Trust Balances				0.00
	REO
	    No. of Accounts				0
	   Trust Balances				0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:				 	11/20/00

	IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 15th day of November, 2000

		       Bank One, N.A. as Servicer

		       /s/ Tracie Klein
		       _______________________________________

		       Tracie Klein
		       Vice President



	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Keith Richardson
Name:	Keith Richardson

Dated November 20, 2000